THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AND GUARANTEE AGREEMENT
THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AND GUARANTEE AGREEMENT, dated as of May 15, 2019 (this “Third Amendment”), by and among Infrastructure and Energy Alternatives, Inc., as Holdings, IEA Intermediate Holdco, LLC, as Intermediate Holdings, IEA Energy Services LLC, as the Borrower, the Subsidiary Guarantors party hereto, Jefferies Finance LLC, as Administrative Agent and Collateral Agent and the Lenders party hereto constituting the Required Lenders.
PRELIMINARY STATEMENTS
A.    Holdings, Intermediate Holdings, the Borrower, the Subsidiary Guarantors party thereto, the Administrative Agent, the Revolving Agent, the Collateral Agent, the Issuing Bank and the Lenders party thereto are party to that certain Credit and Guarantee Agreement, dated as of September 25, 2018 (as amended and restated as of November 2, 2018, as amended and restated as of November 16, 2018, as amended as of April 30, 2019 and as further amended, restated, amended and restated, supplemented and/or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement” and as amended by this Third Amendment, the “Credit Agreement”).
B.    The Borrower has requested, the Administrative Agent, acting on the instructions of the Required Lenders, and the Lenders who execute and deliver this Third Amendment have agreed to, and by the Administrative Agent’s execution hereof, the Required Lenders hereby instruct the Administrative Agent to, amend certain terms of the Existing Credit Agreement, as provided in Section 2 hereof upon the terms and subject to the satisfaction of the conditions set forth herein and effective as of the Third Amendment Effective Date.
NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency and receipt of all of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1. Definitions. Capitalized terms not otherwise defined in this Third Amendment have the same meanings as specified in the Credit Agreement.

SECTION 2. Amendments to the Credit Agreement.    Subject to the satisfaction of the conditions set forth in Section 3 hereof, on and as of the Third Amendment Effective Date:

(a)Section 7.02(b) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:
“concurrently with the delivery of any financial statements pursuant to Section 7.01(a) and (b) other than with respect to any period ending prior to the Original Closing Date, a Compliance Certificate (i) stating that, to the best of the Authorized Officer’s knowledge, such Authorized Officer has obtained no knowledge of any Event of Default except as specified in such Compliance Certificate, (ii) to the extent not previously disclosed to the Administrative Agent, certifying a description of any change in the name and/or jurisdiction of organization of any Loan Party, (iii) certifying a list of names of all Immaterial Subsidiaries, that each Subsidiary set forth on such list individually qualifies as an Immaterial Subsidiary and that all such Subsidiaries in the aggregate do not exceed the limitation set forth in clause (ii) of the definition of the term “Immaterial Subsidiary” and (iv) solely in the case of financial statements delivered pursuant to Section 7.01(a), setting forth the amount of Excess Cash Flow for such Fiscal Year and the applicable ECF Percentage for such Fiscal Year, in each case, together with the calculation thereof in reasonable detail; provided that, in respect of the Fiscal Quarter ended December 31, 2018, such Compliance Certificate shall be delivered on or prior to May 25, 2019;”
(b)Section 7.02(c) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:
“concurrently with the delivery of any financial statements pursuant to Section 7.01(a), a budget of Holdings and its Restricted Subsidiaries for the then-current Fiscal Year, containing, among other things, a pro forma balance sheet, statement of income and statement of cash flows for each Fiscal Quarter of such Fiscal Year, which budget shall be based on estimates, information and assumptions that are reasonable at the time in light of the circumstances then existing and accompanied by comparative figures for the previous year, it being understood that projections are subject to uncertainties and there is no assurance that any projections will be realized; provided that, in respect of the Fiscal Year ended December 31, 2019, such budget shall be delivered on or prior to May 25, 2019;”
(c)Section 8.13 of the Existing Credit Agreement shall be amended and restated in its entirety as follows:
“Financial Covenant. Permit the First Lien Net Leverage Ratio, as of the last day of any consecutive four Fiscal Quarter period to be greater than (a) prior to the Fiscal Quarter ending December 31, 2020 (other than March 31, 2019), 3.50:1.00, (b) for the Fiscal Quarter ending March 31, 2019, 4.75.1.00, and (c) from and after the Fiscal Quarter ending December 31, 2020, 2.25:1.00; provided that this covenant shall only be tested on the last day of each Fiscal Quarter beginning with the first full Fiscal Quarter ending after the Original Closing Date.”
SECTION 3. Conditions Precedent to Effectiveness of this Third Amendment. This Third Amendment shall become effective on the date (such date, the “Third Amendment Effective Date”) when the Administrative Agent shall have received this Third Amendment, executed and delivered by Holdings, Intermediate Holdings, the Borrower, each Subsidiary Guarantor, the Administrative Agent, the Collateral Agent and the Lenders party hereto constituting the Required Lenders.

SECTION 4. Covenant. As an accommodation to the Loan Parties, the Administrative Agent and the Lenders party hereto have agreed to execute this Third Amendment on the Third Amendment Effective Date. In consideration of such accommodation, the Loan Parties agree and covenant that, in addition to all other terms, conditions and provisions set forth in this Third Amendment and the other Loan Documents, the Loan Parties shall satisfy or cause to be satisfied all conditions set forth in Section 3 of that certain Lender Support Agreement dated as of even date herewith by and among the Lenders party hereto, Holdings, Borrower and the Subsidiary Guarantors (the “Lender Support Agreement”) and all conditions set forth in Section 3 of the “Third Restatement Agreement” as defined in and annexed to the Lender Support Agreement (the “Third Restatement Agreement”) and shall cause the Third Restatement Agreement to become effective, in each case, no later than May 25, 2019. The failure by the Loan Parties to perform or cause to be performed this covenant by May 25, 2019 shall not constitute, on its own, an Event of Default but shall cause the amendments set forth in Section 2 above to become null and void and for the provisions of the Existing Credit Agreement to go back into effect.

SECTION 5. Reaffirmation; Reference to and Effect on the Credit Agreement.
(a)This Third Amendment shall amend the requirements of the Existing Credit Agreement as set forth herein, with the parties hereby agreeing that there is no novation of the Credit Agreement and from and after the effectiveness of this Third Amendment, the rights and obligations of the parties under the Credit Agreement shall be subsumed and governed by the Credit Agreement (as amended by this Third Amendment). From and after the effectiveness of this Third Amendment, the “Obligations” and “Secured Obligations” under, and each as defined in, the Existing Credit Agreement shall continue as Obligations and Secured Obligations under the Credit Agreement (as amended by this Third Amendment).
(b)Each Loan Party that is party hereto hereby acknowledges that it has reviewed the terms and provisions of this Third Amendment and consents to the amendment of the Existing Credit Agreement effected pursuant to this Third Amendment. Each Loan Party that is party hereto acknowledges and agrees that any of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Third Amendment.
(c)On and after the effectiveness of this Third Amendment, (i) each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or text of like import referring to the Credit Agreement (as amended by this Third Amendment) and (ii) this Third Amendment shall for all purposes constitute a “Loan Document” under and as defined in the Credit Agreement and the other Loan Documents.

SECTION 6. Loan Party Reaffirmation and Consent.

(a)Each Loan Party party hereto hereby consents to the terms and conditions of this Third Amendment.
(b)Each Loan Party hereby acknowledges and agrees that, after giving effect to this Third Amendment, all of its respective obligations and liabilities under the Loan Documents to which it is a party, as such obligations and liabilities have been amended by this Third Amendment, are reaffirmed, and remain in full force and effect.
(c)After giving effect to this Third Amendment, each Loan Party reaffirms each Lien granted by it to the Collateral Agent for the benefit of the Secured Creditors under each of the Security Documents to which it is a party, which Liens shall continue in full force and effect during the term of the Credit Agreement (as amended by this Third Amendment), and shall continue to secure the Secured Obligations (after giving effect to this Third Amendment), in each case, on and subject to the terms and conditions set forth in the Credit Agreement (as amended by this Third Amendment), and the other Loan Documents.

SECTION 7. Execution in Counterparts. This Third Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Administrative Agent. Delivery of an executed counterpart by facsimile or electronic transmission shall be as effective as delivery of an original executed counterpart.
SECTION 8. Successors. The terms of this Third Amendment shall be binding upon, and shall inure for the benefit of, the parties hereto and their respective successors and assigns.

SECTION 9. GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL. THIS Third AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. Section 12.08 of the Credit Agreement is incorporated herein by reference, mutatis mutandis.

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IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

BORROWER:	IEA ENERGY SERVICES LLC,
a Delaware limited liability company

By: /s/ Andrew D. Layman
Name: Andrew D. Layman
Title:   Chief Financial Officer

INTERMEDIATE HOLDINGS:	IEA INTERMEDIATE HOLDCO, LLC,
a Delaware limited liability company

By: /s/ Andrew D. Layman
Name: Andrew D. Layman
Title:   Chief Financial Officer

HOLDINGS:	INFRASTRUCTURE AND ENERGY ALTERNATIVES, INC.,
a Delaware limited liability company

By: /s/ Andrew D. Layman
Name: Andrew D. Layman
Title:   Chief Financial Officer

SUBSIDIARY GUARANTORS	IEA CONSTRUCTORS, LLC, a Wisconsin limited liability company

By: /s/ William Douglas
Name: William Douglas
Title:    Treasurer

IEA ENGINEERING LLC., a Michigan limited liability company

By: /s/ Al Downes
Name: Al Downes
Title:   President, Treasurer, Secretary

IEA ENGINEERING NORTH CAROLINA, INC., a North Carolina corporation

By: /s/ William Douglas
Name: William Douglas

Title:    Treasurer

WHITE CONSTRUCTORS, LLC., an Indiana limited liability company

By: /s/ Tracy Gelb
Name: Tracy Gelb
Title:    Treasurer

WHITE ENERGY SERVICES, LLC., a Delaware limited liability company

By: /s/ Tracy Gelb
Name: Tracy Gelb
Title:    Treasurer

BIANCHI ELECTRIC, LLC (formerly known as WHITE ELECTRICAL CONSTRUCTORS, LLC), a Delaware limited liability company

By: /s/ Tracy Gelb
Name: Tracy Gelb
Title:    Treasurer

IEA EQUIPMENT MANAGEMENT, LLC, a Delaware limited liability company

By: /s/ Andrew D. Layman
Name: Andrew D. Layman
Title:   Treasurer

IEA MANAGEMENT SERVICES, INC., a Delaware corporation

By: /s/ Andrew D. Layman
Name: Andrew D. Layman
Title:   Treasurer

CONSOLIDATED CONSTRUCTION SOLUTIONS I LLC, a Delaware limited liability company

By: /s/ Ryan Evans
Name: Ryan Evans
Title:   Chief Financial Officer

CONSOLIDATED CONSTRUCTION SOLUTIONS II LLC, a Delaware limited liability company

By: /s/ Ryan Evans
Name: Ryan Evans
Title:   Chief Financial Officer

MEADOW VALLEY PARENT CORP.., a Delaware corporation

By: /s/ Bharat Shah
Name: Bharat Shah
Title:   Chief Financial Officer

MEADOW VALLEY CORPORATION, a Nevada corporation

By: /s/ Ryan Evans
Name: Ryan Evans
Title:   Chief Financial Officer

MEADOW VALLEY CONTRACTORS, INC., a Nevada corporation

By: /s/ Ryan Evans
Name: Ryan Evans
Title:   Chief Financial Officer

AMERICAN CIVIL CONSTRUCTORS LLC, a Colorado limited liability company

By: /s/ Ryan Evans
Name: Ryan Evans
Title:   Treasurer

AMERICAN CIVIL CONSTRUCTORS WEST COAST LLC, a California limited liability company

By: /s/ Jeff Foerste
Name: Jeff Foerste
Title:   President

SAIIA HOLDINGS LLC, a Delaware limited liability company

By: /s/ Ryan Evans
Name: Ryan Evans
Title:   Chief Financial Officer

SAIIA CONSTRUCTION COMPANY LLC, a Delaware limited liability company

By: /s/ Ryan Evans
Name: Ryan Evans
Title:   Chief Financial Officer

IEA HOLDCO 1, LLC, a Delaware limited liability company

By: /s/ Andrew D. Layman
Name: Andrew D. Layman
Title:   Chief Financial Officer

JOHNSTON QUARRY HOLDINGS LLC, a Delaware limited liability company

By: /s/ Benjamin Holmstrom
Name: Benjamin Holmstrom
Title:   President

EAST STATE STONE LLC, a Delaware limited liability company

By: /s/ Benjamin Holmstrom
Name: Benjamin Holmstrom
Title:   President

PORTER’S STONE, LLC, a Delaware limited liability company

By: /s/ Benjamin Holmstrom
Name: Benjamin Holmstrom
Title:   President

BELVIDERE STONE, LLC, an Illinois limited liability company

By: /s/ Benjamin Holmstrom
Name: Benjamin Holmstrom
Title:   President

WILLIAM CHARLES CONSTRUCTION COMPANY, LLC, an Illinois limited liability company

By: /s/ Benjamin Holmstrom
Name: Benjamin Holmstrom
Title:   President

RAGNAR BENSON, LLC, an Illinois limited liability company

By: /s/ Benjamin Holmstrom
Name: Benjamin Holmstrom
Title:   President

ROCKFORD BLACKTOP CONSTRUCTION, LLC, an Illinois limited liability company

By: /s/ Benjamin Holmstrom
Name: Benjamin Holmstrom
Title:   President

JOHN’S STONE, LLC, a Delaware limited liability company

By: /s/ Benjamin Holmstrom
Name: Benjamin Holmstrom
Title:   President

PORTER BROTHERS, LLC, an Illinois limited liability company

By: /s/ Benjamin Holmstrom
Name: Benjamin Holmstrom
Title:   President

ILLINOIS CCDD OPERATING, LLC, an Illinois limited liability company

By: /s/ Benjamin Holmstrom
Name: Benjamin Holmstrom
Title:   President

WILLIAM CHARLES PURCHASING, INC., an Illinois corporation

By: /s/ Benjamin Holmstrom
Name: Benjamin Holmstrom
Title:   President

ENVIRONMENTAL CONTRACTORS, LLC, an Illinois limited liability company

By: /s/ Benjamin Holmstrom
Name: Benjamin Holmstrom
Title:   President

FOREST CITY LOGISTICS, LLC, a Delaware limited liability company

By: /s/ Andrew D. Layman
Name: Andrew D. Layman
Title:   Treasurer

STRUCTORS, INC., an Illinois corporation

By: /s/ Benjamin Holmstrom
Name: Benjamin Holmstrom
Title:   President

MULFORD STONE, LLC, a Delaware limited liability company

By: /s/ Benjamin Holmstrom
Name: Benjamin Holmstrom
Title:   President

DPK, LLC, a Delaware limited liability company

By: /s/ Benjamin Holmstrom
Name: Benjamin Holmstrom
Title:   President

Brightwood Capital Fund IV-U, LP, as a Lender
By: /s/ Sengal Selassie
Name: Sengal Selassie
Title: Managing Member

By: /s/ Phil Daniele
Name: Phil Daniele
Title: Chief Risk Officer

Brightwood Capital Co-Invest Fund, LP, as a Lender
By: /s/ Sengal Selassie
Name: Sengal Selassie
Title: Managing Member

By: /s/ Phil Daniele
Name: Phil Daniele
Title: Chief Risk Officer

Brightwood Capital Offshore Fund IV-U, LP, as a Lender
By: /s/ Sengal Selassie
Name: Sengal Selassie
Title: Managing Member

By: /s/ Phil Daniele
Name: Phil Daniele
Title: Chief Risk Officer

Brightwood Capital Fund IV, LP dba Brightwood Capital Fund IV SPV-4, LLC, as a Lender
By: /s/ Sengal Selassie
Name: Sengal Selassie
Title: Managing Member

By: /s/ Phil Daniele
Name: Phil Daniele
Title: Chief Risk Officer

BCOF Capital, LP, as a Lender
By: /s/ Sengal Selassie
Name: Sengal Selassie
Title: Managing Member

By: /s/ Phil Daniele

Name: Phil Daniele
Title: Chief Risk Officer

Brightwood Capital Offshore Fund IV SPV-4, LLC, as a Lender
By: /s/ Sengal Selassie
Name: Sengal Selassie
Title: Managing Member

By: /s/ Phil Daniele
Name: Phil Daniele
Title: Chief Risk Officer

Brightwood Capital Fund IV LP dba Brightwood Capital Fund IV SPV-3, LLC, as a Lender
By: /s/ Sengal Selassie
Name: Sengal Selassie
Title: Managing Member

By: /s/ Phil Daniele
Name: Phil Daniele
Title: Chief Risk Officer

Brightwood Capital Fund IV LP dba Brightwood Capital Fund IV SPV-3, LLC, as a Lender
By: /s/ Sengal Selassie
Name: Sengal Selassie
Title: Managing Member

By: /s/ Phil Daniele
Name: Phil Daniele
Title: Chief Risk Officer

Brightwood Capital Offshore Fund IV, LP dba Brightwood Capital Offshore Fund IV SPV-3, LLC, as a Lender
By: /s/ Sengal Selassie
Name: Sengal Selassie
Title: Managing Member

By: /s/ Phil Daniele
Name: Phil Daniele
Title: Chief Risk Officer

Brightwood Capital Offshore Fund IV, LP dba Brightwood Capital Offshore Fund IV Holdings SPV-2, LLC, as a Lender
By: /s/ Sengal Selassie
Name: Sengal Selassie
Title: Managing Member

By: /s/ Phil Daniele
Name: Phil Daniele
Title: Chief Risk Officer

Brightwood Capital Fund IV LP dba Brightwood Capital Fund IV Holdings SPV2 LLC, as a Lender
By: /s/ Sengal Selassie
Name: Sengal Selassie
Title: Managing Member

By: /s/ Phil Daniele
Name: Phil Daniele
Title: Chief Risk Officer

Cumberland Park CLO, Ltd., as a Lender
Dewolf Park CLO, Ltd., as a Lender
Dorchester Park CLO Designated Activity Company, as a Lender
Gilbert Park CLO Ltd, as a Lender
Greenwood Park CLO, Ltd., as a Lender
Jay Park CLO Ltd., as a Lender
Long Point Park CLO, Ltd., as a Lender
Stewart Work CLO, Ltd., as a Lender
Thayer Park CLO, Ltd., as a Lender
Tryon Park CLO, Ltd., as a Lender
Webster Park CLO, Ltd., as a Lender
Cook Park CLO, Ltd., as a Lender
Buttermilk Park CLO, Ltd, as a Lender
Chenango Park CLO Ltd, as a Lender
By: GSO / Blackstone Debt Funds Management LLC, as Collateral Manager

GSO Orchid Fund LP
By: GSO Orchid Fund Associates LLC, as General Partner

GSO Downing Street LLC
By: GSO Direct Lending Fund-D LP, its Member
By: GSO Direct Lending Fund-D Associates LLC, its General Partner

GSO Stone Street LLC
By: GSO Direct Lending Fund-D LP, its Member
By: GSO Direct Lending Fund-D Associates LLC, its General Partner

GSO Harrington Credit Alpha Fund (Cayman) L.P., as a Lender
By: GSO Capital Partners LP, its Investment Manager

GSO Diamond Portfolio Borrower LLC
By: GSO Diamond Portfolio Holdco LLC, its Managing Member
By: GSO Diamond Portfolio Fund LP, its Managing Member
By: GSO Diamond Portfolio Associates LLC, its General Partner

BGSL Breckenridge Funding LLC, as a Lender
By: Blackstone / GSO Secured Lending Fund, as Sole Member

By: /s/ Marisa J. Beeney Name: Marisa J. Beeney Title: Authorized Signatory
Raven Asset-Based Credit Fund 1 LP, as a Lender By: Raven Capital Management LLC, its investment manager
By: /s/ Chris Felice Name: Chris Felice Title: CFO